Exhibit 10.8

BANNER CORPORATION
[FORM OF] PERFORMANCE UNIT AWARD AGREEMENT

This Performance Unit Award (“Award”) is granted by Banner Corporation (“Company”) to [Name] (“Grantee”) in accordance with the terms of this Agreement ("Agreement") and subject to the provisions of the Banner Corporation 2014 Omnibus Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference.

1.	Grantee’s Name: ___________________________________
2.	Grantee’s Title: ___________________________________
3.	Grant Date: ___________________________________
4.	Number of Performance Shares/Units (referred to herein as “PSUs”):

Performance Shares                            ___________________________________

[OR]

Performance Units                              ___________________________________
Performance Unit Cash% ______________
Performance Unit Stock% ______________

5.	Annual Incentive Targets (Provide attachment or other incentive target information as necessary.):

Below Threshold	Threshold	Target	Stretch

6.	Performance Period: ____________________________________

7.
Vesting Date:  100% of the earned PSUs will vest on [           ], provided that Grantee is then serving as an Employee of the Company or any Affiliate on that date.   [Following three sentences are optional.] If the Grantee's Service terminates before the end of the Performance Period by reason of death, Disability or Retirement, then the Grantee shall be entitled to a pro rata payment based on the number of months’ Service during the Performance Period but based on the achievement of performance goals during the entire Performance Period.  If a Change in Control occurs prior to the end of a Performance Period, and the Grantee experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Grantee shall be entitled to a payment of his performance Award as follows: [describe how the performance Award payment will be calculated and paid, e.g., pro rata or full, whether performance goals shall be deemed to be fully met].   If at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the non-vested PSUs or replace the non-vested PSUs with an award that is determined by the Committee to be at least equivalent in value to such non-vested PSUs on the date of the Change in Control, then the Committee shall determine: (a) the extent to which performance goals have been attained, (b) whether any of the other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, (c) what, if any, payment is due with respect to an Award, and (d) in the case of Performance Units, whether such payment shall be made in cash, Shares or a combination thereof.  In no event shall payments be made in connection with a PSU upon a Termination for Cause.

8.	Corporate and Individual Performance Weightings (Include attachment or other performance weighting information as necessary.):

Corporate	Individual

9.
Corporate Performance Measures, Performance Gate and Weightings: Performance will be measured from __________________ to ___________________, as summarized in the table below. (Include attachment or other performance measure information as necessary.)

	Relative	Absolute Performance			Weighting % of Target
Performance Measure	Performance Gate	Threshold	Target	Stretch

10.
Individual Performance Measures (Attach schedule as necessary)
______________________________________________________________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

11.
Dividend Equivalents (applicable only to the extent PSUs are to be paid in Shares):  PSUs will accumulate dividend equivalents. The dividend equivalents shall equal the dividends actually paid with respect to Shares of Company common stock during the period while (and to the extent) the PSUs remain outstanding and unpaid. The dividend equivalents shall accumulate, without interest, and be paid in cash at the time the Shares are paid with respect to any earned PSUs, or shall be forfeited at the time the PSUs are forfeited. For purposes of determining the amount of dividends accumulated and to be paid with respect any PSUs that become payable, the PSUs which are payable will be considered to have been outstanding from the Grant Date.

12.
Payout Date:  If the Committee determines that payments are due under a PSU with respect to a Performance Period, then payment shall be made in a lump sum within 60 days after the Committee determination, but in no event later than the end of the year following that Performance Period, provided the Grantee is actively employed by the Company or an Affiliate on the last day of the Performance Period to which the PSU relates. (Specify whether the grantee must also be employed on the date of payment.  Specify additional or different payout terms.  If payout terms provide for the deferral of compensation, include provisions that comply with section 409A of the Code.)

13.
Transferability:  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any PSU award benefits that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution, or pursuant to a Domestic Relations Order.

14.	Tax Withholding: Applicable tax withholding shall apply to the payment of any PSU awards.

15.
Plan and Committee Decisions are Controlling:  This Agreement and the award and payment of performance compensation to the Grantee are subject in all respects to the provisions of the Plan, which is incorporated herein by this reference and is controlling.  All awards are subject to Committee discretion, except for Qualified Performance-Based Awards.   Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement or the award of PSUs shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

16.
Adjustments for Changes in the Capitalization of the Company: In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of PSUs that are designated to be paid in Shares.  Any additional PSUs received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to PSUs that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 16.

17.
Grantee’s Employment:  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service or employment, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

18.
Regulatory, Recoupment and Holding Period Requirements:   The Grantee acknowledges and agrees that this Award and receipt of any Shares hereunder by any person is subject to (a) the provisions of the Plan, including but not limited to Section 13.10, including possible reduction, cancellation, forfeiture or recoupment (clawback), delayed payment or holding period requirements, and (b) any policies which the Company may adopt in furtherance of any regulatory requirements (including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act) or otherwise.

19.	Amendment: The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement, as and to the extent permitted by the Plan.

20.
Grantee Acceptance:  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BANNER CORPORATION

By ________________________________
Its ________________________________

ACCEPTED BY GRANTEE

___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)

___________________________________
(City, State & Zip Code)